UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 11, 2020

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) held on June 11, 2020, the shareholders of the Company:

(i)	elected Richard D. Caruso, Dominic J. Monetta, Richard Parrillo, Eric A. Prouty and Kevin J. Zugibe to serve as directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2022 and until their successors have been duly elected and qualified;
(ii)	approved the Company’s 2020 Stock Incentive Plan;
(iii)	approved an amendment to the Company’s Certificate of Incorporation to implement a reverse stock split;
(iv)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
(v)	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

1.           The votes cast by shareholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	“For”	Withheld	Non-Votes

Richard D. Caruso	22,326,061	768,397	13,898,302

Dominic J. Monetta	16,202,094	6,892,364	13,898,302

Richard Parrillo	15,946,615	7,147,843	13,898,302

Eric A. Prouty	22,639,300	455,158	13,898,302

Kevin J. Zugibe	15,970,634	7,123,824	13,898,302

2.           The votes cast by shareholders with respect to the approval of the Company’s 2020 Stock Incentive Plan were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

20,870,233	2,177,295	46,930	13,898,302

3.           The votes cast by shareholders with respect to the approval of an amendment to the Company’s Certificate of Incorporation to implement a reverse stock split were as follows:

Votes “For”	Votes “Against”	Abstentions

36,169,418	794,173	29,169

There were no broker non-votes with respect to this proposal.

The Board of Directors of the Company has not yet made a determination with respect to the implementation, timing or ratio of any reverse stock split. As previously disclosed, the Company has until October 12, 2020 to regain compliance with the minimum bid price requirements of The Nasdaq Stock Market.

4.           The votes cast by shareholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

14,746,736	7,533,753	813,969	13,898,302

5.           The votes cast by shareholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

Votes “For”	Votes “Against”	Abstentions

36,481,872	436,453	74,435

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020

HUDSON TECHNOLOGIES, INC.

By: /s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: Chief Financial Officer & Secretary